Exhibit 99.2

	Fourth-Quarter 2015 Detailed Supplemental Information

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	15,415	13,821	12,080	11,208	52,524	7,716	8,293	7,262	6,293	29,564
Equity in earnings of affiliates	572	672	764	521	2,529	205	258	223	(31)	655
Gain on dispositions	9	7	4	78	98	52	52	18	469	591
Other income	52	201	69	44	366	29	57	4	35	125
Total Revenues and Other Income	16,048	14,701	12,917	11,851	55,517	8,002	8,660	7,507	6,766	30,935

Costs and Expenses
Purchased commodities	7,127	5,495	4,703	4,774	22,099	3,237	3,230	3,269	2,690	12,426
Production and operating expenses	1,895	2,030	2,041	2,943	8,909	1,802	1,798	1,834	1,582	7,016
Selling, general and administrative expenses	182	218	203	132	735	159	218	293	283	953
Exploration expenses	296	517	459	773	2,045	482	549	1,061	2,100	4,192
Depreciation, depletion and amortization	1,892	2,070	2,096	2,271	8,329	2,131	2,329	2,271	2,382	9,113
Impairments	1	17	108	730	856	16	78	24	2,127	2,245
Taxes other than income taxes	651	612	493	332	2,088	224	225	206	246	901
Accretion on discounted liabilities	117	120	120	127	484	121	122	122	118	483
Interest and debt expense	171	155	149	173	648	202	210	240	268	920
Foreign currency transaction (gains) losses	18	7	(8)	(83)	(66)	(16)	(8)	(72)	21	(75)
Total Costs and Expenses	12,350	11,241	10,364	12,172	46,127	8,358	8,751	9,248	11,817	38,174
Income (loss) from continuing operations before income taxes	3,698	3,460	2,553	(321)	9,390	(356)	(91)	(1,741)	(5,051)	(7,239)
Provision (benefit) for income taxes	1,581	1,395	904	(297)	3,583	(642)	73	(685)	(1,614)	(2,868)
Income (loss) from continuing operations	2,117	2,065	1,649	(24)	5,807	286	(164)	(1,056)	(3,437)	(4,371)
Income from discontinued operations	20	33	1,078	-	1,131	-	-	-	-	-
Net Income (Loss)	2,137	2,098	2,727	(24)	6,938	286	(164)	(1,056)	(3,437)	(4,371)
Less: net income attributable to noncontrolling interests	(14)	(17)	(23)	(15)	(69)	(14)	(15)	(15)	(13)	(57)
Net Income (Loss) Attributable to ConocoPhillips	2,123	2,081	2,704	(39)	6,869	272	(179)	(1,071)	(3,450)	(4,428)

Net Income (Loss) Attributable to ConocoPhillips
Per Share of Common Stock (dollars)
Basic
Continuing operations	1.70	1.65	1.31	(0.03)	4.63	0.22	(0.15)	(0.87)	(2.78)	(3.58)
Discontinued operations	0.02	0.03	0.87	-	0.91	-	-	-	-	-
Net Income (Loss) Attributable to ConocoPhillips
Per Share of Common Stock	1.72	1.68	2.18	(0.03)	5.54	0.22	(0.15)	(0.87)	(2.78)	(3.58)
Diluted
Continuing operations	1.69	1.64	1.31	(0.03)	4.60	0.22	(0.15)	(0.87)	(2.78)	(3.58)
Discontinued operations	0.02	0.03	0.86	-	0.91	-	-	-	-	-
Net Income (Loss) Attributable to ConocoPhillips
Per Share of Common Stock	1.71	1.67	2.17	(0.03)	5.51	0.22	(0.15)	(0.87)	(2.78)	(3.58)

Average Common Shares Outstanding (in thousands)
Basic	1,234,968	1,236,057	1,238,234	1,239,975	1,237,325	1,240,791	1,241,026	1,242,125	1,243,699	1,241,919
Diluted	1,242,667	1,245,155	1,247,436	1,239,975	1,245,863	1,245,531	1,241,026	1,242,125	1,243,699	1,241,919

INCOME (LOSS) FROM CONTINUING
OPERATIONS BEFORE INCOME TAXES

Alaska	930	973	722	497	3,122	225	305	53	(650)	(67)

Lower 48	516	434	78	(1,142)	(114)	(637)	(460)	(1,320)	(634)	(3,051)

Canada	466	241	340	129	1,176	(218)	(38)	(211)	(799)	(1,266)

Europe and North Africa	1,010	760	670	(35)	2,405	172	102	(30)	(689)	(445)

Asia Pacific and Middle East	1,093	1,233	1,058	818	4,202	572	521	310	(1,342)	61

Other International	(36)	120	(27)	(259)	(202)	(145)	(315)	(67)	(522)	(1,049)

Corporate and Other	(281)	(301)	(288)	(329)	(1,199)	(325)	(206)	(476)	(415)	(1,422)

Consolidated	3,698	3,460	2,553	(321)	9,390	(356)	(91)	(1,741)	(5,051)	(7,239)

EFFECTIVE INCOME TAX RATES FOR
CONTINUING OPERATIONS

Alaska*	35.6%	35.6%	34.4%	31.1%	34.6%	35.2%	36.3%	1.3%	40.3%	105.9%

Lower 48	37.3%	38.7%	60.0%	43.8%	80.9%	36.5%	36.3%	35.4%	39.7%	36.7%

Canada	23.7%	24.0%	9.7%	27.0%	20.1%	27.6%	-343.5%	31.4%	28.0%	17.6%

Europe and North Africa	65.7%	66.1%	67.8%	86.1%	66.1%	-269.7%	64.4%	83.7%	62.6%	192.1%

Asia Pacific and Middle East	30.9%	30.1%	27.0%	24.4%	28.4%	28.6%	34.0%	11.8%	-6.7%	758.7%

Other International	23.7%	-1.8%	20.8%	33.0%	50.3%	36.5%	53.2%	37.9%	40.3%	43.5%

Corporate and Other	16.4%	16.3%	55.0%	21.5%	27.1%	23.3%	36.1%	28.9%	78.2%	43.1%

Consolidated	42.8%	40.3%	35.4%	92.7%	38.2%	179.8%	-81.7%	39.3%	32.0%	39.6%
*Alaska including taxes other than income taxes.	51.6%	50.3%	48.6%	44.2%	49.4%	47.0%	49.9%	56.4%	23.1%	98.6%

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	598	627	473	343	2,041	145	195	53	(389)	4

Lower 48	324	265	32	(643)	(22)	(405)	(293)	(852)	(382)	(1,932)

Canada	356	182	307	95	940	(158)	(166)	(145)	(575)	(1,044)

Europe and North Africa	346	258	215	(5)	814	636	36	(5)	(258)	409

Asia Pacific and Middle East	742	845	749	603	2,939	395	328	258	(1,444)	(463)

Other International	(28)	122	(20)	(174)	(100)	(92)	(147)	(42)	(312)	(593)

Corporate and Other	(235)	(251)	(130)	(258)	(874)	(249)	(132)	(338)	(90)	(809)

Discontinued Operations	20	33	1,078	-	1,131	-	-	-	-	-

Consolidated	2,123	2,081	2,704	(39)	6,869	272	(179)	(1,071)	(3,450)	(4,428)

SPECIAL ITEMS (AFTER-TAX)

Alaska	-	-	-	(36)	(36)	(1)	-	(10)	(467)	(478)

Lower 48	(122)	-	(151)	(610)	(883)	(16)	-	(389)	236	(169)

Canada	-	(109)	47	9	(53)	(18)	(106)	(27)	(197)	(348)

Europe and North Africa	-	-	-	(144)	(144)	551	(34)	(7)	(275)	235

Asia Pacific and Middle East	(28)	-	30	-	2	(1)	-	(44)	(1,503)	(1,548)

Other International	-	154	-	-	154	-	(79)	(1)	(239)	(319)

Corporate and Other	-	-	89	-	89	(21)	(41)	(127)	112	(77)

Discontinued Operations	20	33	1,078	-	1,131	-	-	-	-	-

Consolidated	(130)	78	1,093	(781)	260	494	(260)	(605)	(2,333)	(2,704)

ADJUSTED EARNINGS

Alaska	598	627	473	379	2,077	146	195	63	78	482

Lower 48	446	265	183	(33)	861	(389)	(293)	(463)	(618)	(1,763)

Canada	356	291	260	86	993	(140)	(60)	(118)	(378)	(696)

Europe and North Africa	346	258	215	139	958	85	70	2	17	174

Asia Pacific and Middle East	770	845	719	603	2,937	396	328	302	59	1,085

Other International	(28)	(32)	(20)	(174)	(254)	(92)	(68)	(41)	(73)	(274)

Corporate and Other	(235)	(251)	(219)	(258)	(963)	(228)	(91)	(211)	(202)	(732)

Consolidated	2,253	2,003	1,611	742	6,609	(222)	81	(466)	(1,117)	(1,724)

ADJUSTED EFFECTIVE INCOME TAX RATES FOR
CONTINUING OPERATIONS

Alaska	35.6%	35.6%	34.4%	31.5%	34.6%	35.2%	36.3%	8.4%	-2.8%	28.7%

Lower 48	37.0%	38.7%	42.7%	68.1%	36.5%	36.5%	36.4%	35.2%	38.8%	37.0%

Canada	23.7%	24.3%	23.5%	26.5%	24.1%	28.0%	22.9%	32.3%	27.7%	28.2%

Europe and North Africa	65.7%	66.1%	67.8%	69.7%	66.9%	55.6%	59.1%	124.4%	655.3%	50.4%

Asia Pacific and Middle East	30.1%	30.1%	27.1%	24.4%	28.3%	28.6%	34.0%	24.3%	55.6%	31.8%

Other International	23.7%	6.2%	20.8%	33.0%	28.5%	36.5%	35.3%	37.5%	37.4%	36.6%

Corporate and Other	16.4%	16.3%	30.8%	21.5%	21.5%	21.9%	34.9%	27.9%	34.9%	29.3%

Consolidated	42.1%	41.5%	40.0%	39.7%	41.2%	17.8%	54.9%	41.3%	36.0%	34.2%
The income tax effects of the special items are calculated based on the statutory rate of the jurisdiction in which the discrete item resides.

	2014					2015
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
DETAILED SPECIAL ITEMS (AFTER-TAX)

Alaska
Restructuring	-	-	-	-	-	(1)	-	(10)	(1)	(12)
Impairments	-	-	-	(36)	(36)	-	-	-	(412)	(412)
Pending claims and settlements	-	-	-	-	-	-	-	-	(54)	(54)
Total	-	-	-	(36)	(36)	(1)	-	(10)	(467)	(478)

Lower 48
Restructuring	-	-	-	-	-	(16)	-	(37)	(8)	(61)
Loss on capacity agreements	(83)	-	-	-	(83)	-	-	-	-	-
Impairments	-	-	(151)	(124)	(275)	-	-	(154)	(124)	(278)
Rig termination	-	-	-	-	-	-	-	(246)	-	(246)
Pending claims and settlements	(39)	-	-	-	(39)	-	-	-	-	-
Freeport LNG termination	-	-	-	(545)	(545)	-	-	-	-	-
Deferred tax adjustment	-	-	-	59	59	-	-	-	-	-
Depreciation volume adjustment	-	-	-	-	-	-	-	48	-	48
Gain (loss) on asset sales	-	-	-	-	-	-	-	-	368	368
Total	(122)	-	(151)	(610)	(883)	(16)	-	(389)	236	(169)

Canada
Gain (loss) on asset sales	-	-	-	38	38	-	29	-	(104)	(75)
Pending claims and settlements	-	-	47	-	47	-	-	-	-	-
Impairments	-	(109)	-	(29)	(138)	-	-	-	(92)	(92)
Restructuring	-	-	-	-	-	(18)	1	(27)	(1)	(45)
International tax law changes	-	-	-	-	-	-	(136)	-	-	(136)
Total	-	(109)	47	9	(53)	(18)	(106)	(27)	(197)	(348)

Europe and North Africa
Restructuring	-	-	-	-	-	(4)	(1)	(7)	(4)	(16)
Impairments	-	-	-	(192)	(192)	-	(33)	-	(320)	(353)
International tax law changes	-	-	-	-	-	555	-	-	-	555
Pending claims and settlements	-	-	-	48	48	-	-	-	-	-
Gain (loss) on asset sales	-	-	-	-	-	-	-	-	49	49
Total	-	-	-	(144)	(144)	551	(34)	(7)	(275)	235

Asia Pacific and Middle East
Restructuring	-	-	-	-	-	(1)	-	(3)	-	(4)
Impairments	-	-	-	-	-	-	-	(41)	(1,503)	(1,544)
Qatar depreciation adjustment	(28)	-	-	-	(28)	-	-	-	-	-
Pending claims and settlements	-	-	30	-	30	-	-	-	-	-
Total	(28)	-	30	-	2	(1)	-	(44)	(1,503)	(1,548)

Other International
Impairments	-	-	-	-	-	-	(107)	-	(291)	(398)
Tax impact from country exit	-	-	-	-	-	-	28	-	-	28
Restructuring	-	-	-	-	-	-	-	(1)	(1)	(2)
Gain (loss) on asset sales	-	-	-	-	-	-	-	-	53	53
Pending claims and settlements	-	154	-	-	154	-	-	-	-	-
Total	-	154	-	-	154	-	(79)	(1)	(239)	(319)

Corporate and Other
Restructuring	-	-	-	-	-	(21)	(10)	(71)	(40)	(142)
Pension settlement expense	-	-	-	-	-	-	(38)	(56)	(49)	(143)
International tax law changes	-	-	-	-	-	-	7	-	-	7
Tax benefit on interest expense	-	-	61	-	61	-	-	-	209	209
Pending claims and settlements	-	-	28	-	28	-	-	-	(8)	(8)
Total	-	-	89	-	89	(21)	(41)	(127)	112	(77)

Discontinued Operations	20	33	1,078	-	1,131	-	-	-	-	-

Total Company	(130)	78	1,093	(781)	260	494	(260)	(605)	(2,333)	(2,704)

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income (loss)	2,137	2,098	2,727	(24)	6,938	286	(164)	(1,056)	(3,437)	(4,371)
Depreciation, depletion and amortization	1,892	2,070	2,096	2,271	8,329	2,131	2,329	2,271	2,382	9,113
Impairments	1	17	108	730	856	16	78	24	2,127	2,245
Dry hole costs and leasehold impairments	69	334	265	498	1,166	311	402	525	1,827	3,065
Accretion on discounted liabilities	117	120	120	127	484	121	122	122	118	483
Deferred taxes	230	403	391	(315)	709	(637)	35	(682)	(1,488)	(2,772)
Undistributed equity earnings	1,131	(450)	(347)	(257)	77	80	(121)	(38)	180	101
Gain on dispositions	(9)	(7)	(4)	(78)	(98)	(52)	(52)	(18)	(469)	(591)
Income from discontinued operations	(20)	(33)	(1,078)	-	(1,131)	-	-	-	-	-
Other	116	(308)	(344)	303	(233)	(133)	(321)	195	580	321
Net working capital changes	587	(738)	(90)	(444)	(685)	(55)	(334)	591	(224)	(22)
Net cash provided by continuing operations	6,251	3,506	3,844	2,811	16,412	2,068	1,974	1,934	1,596	7,572
Net cash provided by discontinued operations	74	56	27	-	157	-	-	-	-	-
Net Cash Provided by Operating Activities	6,325	3,562	3,871	2,811	16,569	2,068	1,974	1,934	1,596	7,572

Cash Flows from Investing Activities
Capital expenditures and investments	(3,895)	(4,246)	(4,588)	(4,356)	(17,085)	(3,332)	(2,407)	(2,174)	(2,137)	(10,050)
Working capital changes associated with investing activities	27	57	310	(214)	180	(198)	(480)	(164)	(126)	(968)
Proceeds from asset dispositions	48	15	1,371	169	1,603	173	121	29	1,629	1,952
Net sales (purchases) of short-term investments	63	(71)	(101)	362	253	-	-	-	-	-
Long-term collections from related parties
and other investments	108	65	(484)	468	157	43	300	60	8	411
Net cash used in continuing operations	(3,649)	(4,180)	(3,492)	(3,571)	(14,892)	(3,314)	(2,466)	(2,249)	(626)	(8,655)
Net cash used in discontinued operations	(38)	(25)	(10)	-	(73)	-	-	-	-	-
Net Cash Used in Investing Activities	(3,687)	(4,205)	(3,502)	(3,571)	(14,965)	(3,314)	(2,466)	(2,249)	(626)	(8,655)

Cash Flows from Financing Activities
Net issuance (repayment) of debt	(450)	-	(55)	1,485	980	(57)	2,493	(30)	(11)	2,395
Issuance of company common stock	(32)	78	(19)	8	35	(34)	(12)	(23)	(13)	(82)
Dividends paid	(855)	(856)	(907)	(907)	(3,525)	(910)	(909)	(922)	(923)	(3,664)
Other	(17)	(11)	8	(44)	(64)	(18)	(17)	(15)	(28)	(78)
Net cash provided by (used in) continuing operations	(1,354)	(789)	(973)	542	(2,574)	(1,019)	1,555	(990)	(975)	(1,429)
Net cash provided by (used in) discontinued operations	-	-	-	-	-	-	-	-	-	-
Net Cash Provided by (Used in) Financing Activities	(1,354)	(789)	(973)	542	(2,574)	(1,019)	1,555	(990)	(975)	(1,429)

Effect of Exchange Rate Changes	(10)	54	(130)	(128)	(214)	(133)	86	(95)	(40)	(182)

Net Change in Cash and Cash Equivalents	1,274	(1,378)	(734)	(346)	(1,184)	(2,398)	1,149	(1,400)	(45)	(2,694)
Cash and cash equivalents at beginning of period	6,246	7,520	6,142	5,408	6,246	5,062	2,664	3,813	2,413	5,062
Cash and Cash Equivalents at End of Period	7,520	6,142	5,408	5,062	5,062	2,664	3,813	2,413	2,368	2,368

CAPITAL EXPENDITURES AND INVESTMENTS

Alaska	415	390	369	390	1,564	402	379	304	267	1,352

Lower 48	1,312	1,385	1,656	1,701	6,054	1,372	882	756	755	3,765

Canada	622	515	613	590	2,340	455	272	160	368	1,255

Europe and North Africa	604	661	662	613	2,540	500	367	364	342	1,573

Asia Pacific and Middle East	848	1,094	1,077	858	3,877	488	432	551	341	1,812

Other International	59	167	162	132	520	83	43	12	35	173

Corporate and Other	35	34	49	72	190	32	32	27	29	120
Total capital expenditures and investments	3,895	4,246	4,588	4,356	17,085	3,332	2,407	2,174	2,137	10,050
Capital expenditures and investments for Nigeria:	22	28	9	-	59	-	-	-	-	-

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)
Continuing operations, including equity affiliates	1,532	1,557	1,481	1,589	1,540	1,610	1,595	1,554	1,599	1,589
Discontinued operations (Nigeria)	36	37	14	-	21	-	-	-	-	-
Total, including equity affiliates	1,568	1,594	1,495	1,589	1,561	1,610	1,595	1,554	1,599	1,589

Crude Oil (MBD)
Consolidated operations	581	576	542	605	576	603	589	558	598	587
Equity affiliates	18	20	19	18	19	19	19	19	16	18
Total continuing operations	599	596	561	623	595	622	608	577	614	605
Discontinued operations (Nigeria)	8	9	4	-	5	-	-	-	-	-
Total	607	605	565	623	600	622	608	577	614	605
Over (under) lifting of crude oil (MBD)*	(16)	4	15	6	2	17	17	32	(13)	13
*Includes continuing and discontinued operations.

NGL (MBD)
Consolidated operations	152	159	149	145	151	148	152	148	146	149
Equity affiliates	7	8	8	7	8	7	8	8	7	7
Total continuing operations	159	167	157	152	159	155	160	156	153	156
Discontinued operations (Nigeria)	3	3	1	-	1	-	-	-	-	-
Total	162	170	158	152	160	155	160	156	153	156

Bitumen (MBD)
Consolidated operations	13	14	9	13	12	12	12	12	18	13
Equity affiliates	111	114	115	128	117	144	126	145	137	138
Total	124	128	124	141	129	156	138	157	155	151

Natural Gas (MMCFD)
Consolidated operations	3,432	3,482	3,315	3,524	3,438	3,498	3,514	3,316	3,362	3,422
Equity affiliates	469	516	518	516	505	561	622	668	700	638
Total continuing operations	3,901	3,998	3,833	4,040	3,943	4,059	4,136	3,984	4,062	4,060
Discontinued operations (Nigeria)	149	151	54	-	88	-	-	-	-	-
Total	4,050	4,149	3,887	4,040	4,031	4,059	4,136	3,984	4,062	4,060

Industry Prices
Crude Oil ($/BBL)
WTI	98.75	103.05	97.48	73.41	93.17	48.56	57.84	46.37	42.10	48.72
WCS	75.55	82.94	76.99	58.90	73.60	33.86	46.25	33.10	27.61	35.21
Brent dated	108.22	109.63	101.85	76.27	98.99	53.97	61.92	50.26	43.67	52.46
JCC ($/BBL)	112.78	111.40	109.59	110.37	111.04	89.63	55.45	59.63	57.50	65.55
Natural Gas ($/MMBTU)
Henry Hub first of month	4.94	4.68	4.07	4.04	4.43	2.99	2.65	2.77	2.27	2.67

Average Realized Prices
Crude Oil ($/BBL)
Consolidated operations	101.71	103.48	96.65	71.34	92.84	48.02	57.94	46.37	40.29	48.21
Equity affiliates	97.82	100.80	96.03	70.40	91.48	49.14	59.93	47.55	42.23	49.92
Total continuing operations	101.59	103.39	96.63	71.31	92.80	48.05	58.00	46.41	40.35	48.26
Discontinued operations (Nigeria)	108.81	113.07	107.74	-	110.61	-	-	-	-	-
Total	101.69	103.53	96.67	71.31	92.94	48.05	58.00	46.41	40.35	48.26

NGL ($/BBL)
Consolidated operations	44.86	38.71	36.26	29.75	37.45	18.54	18.63	14.67	15.50	16.83
Equity affiliates	79.91	68.84	67.13	54.09	67.20	38.80	38.24	31.26	34.92	35.79
Total continuing operations	46.52	40.36	37.83	31.07	38.99	19.60	19.62	15.54	16.42	17.79
Discontinued operations (Nigeria)	12.99	14.55	11.49	-	13.41	-	-	-	-	-
Total	45.85	39.93	37.66	31.07	38.71	19.60	19.62	15.54	16.42	17.79

Bitumen ($/BBL)
Consolidated operations*	61.69	68.00	64.95	46.57	60.03	19.33	34.60	16.54	12.91	20.13
Equity affiliates	55.85	65.55	62.30	36.85	54.62	16.60	32.66	17.16	9.71	18.58
Total*	56.47	65.82	62.49	37.76	55.13	16.82	32.84	17.12	10.07	18.72
*2015 has been restated to conform to current period presentation.

Natural Gas ($/MCF)
Consolidated operations	7.15	6.29	5.46	5.51	6.10	4.28	3.80	3.78	3.32	3.80
Equity affiliates	10.43	10.46	9.11	9.24	9.79	7.48	4.42	4.37	3.57	4.83
Total continuing operations	7.55	6.82	5.96	5.98	6.57	4.72	3.90	3.87	3.36	3.96
Discontinued operations (Nigeria)	2.69	2.46	2.26	-	2.53	-	-	-	-	-
Total	7.37	6.66	5.91	5.98	6.48	4.72	3.90	3.87	3.36	3.96

Exploration Expenses ($ Millions)
Dry holes	23	145	86	350	604	271	157	148	565	1,141
Leasehold impairment	46	189	179	148	562	40	245	377	1,262	1,924
Total noncash expenses	69	334	265	498	1,166	311	402	525	1,827	3,065
Other (G&A, G&G and lease rentals)*	227	183	194	275	879	171	147	536	273	1,127
Total exploration expenses	296	517	459	773	2,045	482	549	1,061	2,100	4,192
*3Q 2015 includes Gulf of Mexico deepwater drillship termination expense.

U.S. exploration expenses	150	242	340	370	1,102	220	153	772	1,119	2,264
International exploration expenses	146	275	119	403	943	262	396	289	981	1,928

DD&A ($ Millions)
Alaska	132	135	123	135	525	140	158	183	199	680
Lower 48	829	939	982	953	3,703	952	1,073	1,062	1,142	4,229
Canada	232	238	236	218	924	199	217	200	168	784
Europe and North Africa	404	421	429	550	1,804	417	481	485	458	1,841
Asia Pacific and Middle East	268	310	300	390	1,268	399	374	313	387	1,473
Other International	1	-	-	-	1	-	-	-	-	-
Corporate and Other	26	27	26	25	104	24	26	28	28	106
Total DD&A	1,892	2,070	2,096	2,271	8,329	2,131	2,329	2,271	2,382	9,113

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Alaska	175	170	139	164	162	163	154	144	169	158
Lower 48	171	191	191	199	188	198	209	213	203	206
Canada	13	12	13	13	13	14	13	12	9	12
Norway	96	89	89	91	91	88	91	90	93	90
United Kingdom	39	37	30	33	35	32	29	26	33	30
Libya	1	1	8	21	8	-	-	-	-	-
Europe and North Africa	136	127	127	145	134	120	120	116	126	120
Australia/Timor-Leste	12	9	8	10	9	9	10	9	8	9
China	58	50	46	46	50	53	46	41	40	45
Indonesia	10	7	7	5	7	9	8	5	10	8
Malaysia	6	10	11	23	13	37	29	18	33	29
Equity affiliates	14	16	15	14	15	15	15	15	13	14
AP/ME	100	92	87	98	94	123	108	88	104	105
Equity affiliates	4	4	4	4	4	4	4	4	3	4
Other International	4	4	4	4	4	4	4	4	3	4
Total continuing operations	599	596	561	623	595	622	608	577	614	605
Discontinued operations (Nigeria)	8	9	4	-	5	-	-	-	-	-
Total	607	605	565	623	600	622	608	577	614	605

NGL (MBD)
Alaska	16	16	8	14	13	14	13	10	14	13
Lower 48	91	100	104	90	97	93	97	95	93	94
Canada	25	25	21	22	23	25	26	27	25	26
Norway	2	2	3	3	3	3	2	3	3	3
United Kingdom	5	5	5	6	5	4	4	4	4	4
Europe and North Africa	7	7	8	9	8	7	6	7	7	7
Australia/Timor-Leste	8	6	5	6	6	6	7	6	5	6
Indonesia	5	5	3	4	4	3	3	3	2	3
Equity affiliates	7	8	8	7	8	7	8	8	7	7
AP/ME	20	19	16	17	18	16	18	17	14	16
Total continuing operations	159	167	157	152	159	155	160	156	153	156
Discontinued operations (Nigeria)	3	3	1	-	1	-	-	-	-	-
Total	162	170	158	152	160	155	160	156	153	156

Bitumen (MBD)
Consolidated operations	13	14	9	13	12	12	12	12	18	13
Equity affiliates	111	114	115	128	117	144	126	145	137	138
Total	124	128	124	141	129	156	138	157	155	151

Natural Gas (MMCFD)
Alaska	55	45	48	49	49	52	41	34	41	42
Lower 48	1,468	1,495	1,485	1,514	1,491	1,505	1,501	1,457	1,426	1,472
Canada	707	713	707	719	711	736	768	712	643	715
Norway	157	135	106	156	138	163	143	142	165	153
United Kingdom	315	345	298	334	323	331	339	273	348	322
Libya	4	1	1	5	3	-	1	-	1	1
Europe and North Africa	476	481	405	495	464	494	483	415	514	476
Australia/Timor-Leste	263	277	200	279	255	276	294	282	297	288
China	3	3	4	4	4	3	3	1	1	2
Indonesia	457	463	464	461	461	430	417	408	431	421
Malaysia	3	5	2	3	3	2	7	7	9	6
Equity affiliates	469	516	518	516	505	561	622	668	700	638
AP/ME	1,195	1,264	1,188	1,263	1,228	1,272	1,343	1,366	1,438	1,355
Total continuing operations	3,901	3,998	3,833	4,040	3,943	4,059	4,136	3,984	4,062	4,060
Discontinued operations (Nigeria)	149	151	54	-	88	-	-	-	-	-
Total	4,050	4,149	3,887	4,040	4,031	4,059	4,136	3,984	4,062	4,060

Total (MBOED)
Alaska	200	193	155	186	183	186	174	160	190	178
Lower 48	507	540	543	541	533	542	556	551	534	545
Consolidated operations	169	170	161	168	167	174	180	170	159	170
Equity affiliates	111	114	115	128	117	144	126	145	137	138
Canada	280	284	276	296	284	318	306	315	296	308
Norway	124	114	110	120	117	118	117	117	123	119
United Kingdom	96	99	84	95	94	91	89	75	95	88
Libya	2	1	8	22	8	-	-	-	-	-
Europe and North Africa	222	214	202	237	219	209	206	192	218	207
Australia/Timor-Leste	64	61	46	62	57	61	66	62	63	63
China	59	51	47	46	51	54	46	41	40	45
Indonesia	91	89	87	86	88	84	80	76	84	81
Malaysia	6	11	11	24	14	37	30	19	35	30
Equity affiliates	99	110	110	107	107	115	127	134	136	128
AP/ME	319	322	301	325	317	351	349	332	358	347
Equity affiliates	4	4	4	4	4	4	4	4	3	4
Other International	4	4	4	4	4	4	4	4	3	4
Total continuing operations	1,532	1,557	1,481	1,589	1,540	1,610	1,595	1,554	1,599	1,589
Discontinued operations (Nigeria)	36	37	14	-	21	-	-	-	-	-
Total	1,568	1,594	1,495	1,589	1,561	1,610	1,595	1,554	1,599	1,589

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	106.39	108.93	102.36	74.07	97.68	50.74	61.51	50.48	43.73	51.61
Lower 48	91.52	93.73	87.91	65.34	84.18	40.77	52.01	41.56	35.89	42.62
Canada	80.32	86.33	82.48	62.89	77.87	37.12	46.58	38.44	34.58	39.52
Norway	109.69	111.97	103.53	73.91	98.37	55.72	62.39	50.56	43.28	53.29
United Kingdom	107.37	110.01	102.22	85.38	103.07	52.24	62.15	46.85	45.86	51.19
Libya	-	107.33	95.22	83.52	86.71	-	-	-	60.79	60.79
Europe and North Africa	109.05	111.37	102.82	76.69	98.98	54.30	62.35	49.86	44.01	52.75
Australia/Timor-Leste	106.36	105.31	101.26	75.57	98.70	50.58	60.38	50.45	42.11	51.41
China	105.62	106.18	97.73	71.34	95.94	48.99	57.26	43.31	36.27	46.54
Indonesia	92.82	94.82	84.28	53.74	84.28	43.64	61.28	36.15	38.77	45.40
Malaysia	115.35	114.51	109.62	76.87	96.94	56.33	65.51	52.84	44.95	55.23
AP/ME	104.92	105.65	99.07	71.94	95.32	51.20	60.55	46.81	39.57	49.70
Total consolidated operations	101.71	103.48	96.65	71.34	92.84	48.02	57.94	46.37	40.29	48.21
Equity affiliates	97.82	100.80	96.03	70.40	91.48	49.14	59.93	47.55	42.23	49.92
Total continuing operations	101.59	103.39	96.63	71.31	92.80	48.05	58.00	46.41	40.35	48.26
Discontinued operations (Nigeria)	108.81	113.07	107.74	-	110.61	-	-	-	-	-
Total	101.69	103.53	96.67	71.31	92.94	48.05	58.00	46.41	40.35	48.26

NGL ($/BBL)
Consolidated operations
Lower 48	36.06	31.28	30.67	24.93	30.74	15.55	15.29	12.55	12.67	14.01
Canada	56.13	46.56	45.29	35.72	46.23	18.28	19.23	14.50	16.14	17.02
Norway	52.95	52.18	45.14	37.40	47.74	30.43	28.66	21.25	25.05	26.56
United Kingdom	64.99	59.48	58.21	40.05	54.74	29.69	30.90	26.72	26.75	28.29
Europe and North Africa	60.48	57.32	54.47	39.42	52.65	29.90	29.54	24.74	26.08	27.56
Australia/Timor-Leste	78.51	72.80	71.18	51.27	69.56	41.63	40.95	32.53	36.19	38.38
Indonesia	82.11	69.07	67.57	56.31	69.06	39.31	38.95	31.89	37.09	36.62
AP/ME	80.07	71.52	69.69	53.66	69.36	40.90	40.35	32.26	36.50	37.78
Total consolidated operations	44.86	38.71	36.26	29.75	37.45	18.54	18.63	14.67	15.50	16.83
Equity affiliates	79.91	68.84	67.13	54.09	67.20	38.80	38.24	31.26	34.92	35.79
Total continuing operations	46.52	40.36	37.83	31.07	38.99	19.60	19.62	15.54	16.42	17.79
Discontinued operations (Nigeria)	12.99	14.55	11.49	-	13.41	-	-	-	-	-
Total	45.85	39.93	37.66	31.07	38.71	19.60	19.62	15.54	16.42	17.79

Bitumen ($/BBL)
Consolidated operations*	61.69	68.00	64.95	46.57	60.03	19.33	34.60	16.54	12.91	20.13
Equity affiliates	55.85	65.55	62.30	36.85	54.62	16.60	32.66	17.16	9.71	18.58
Total*	56.47	65.82	62.49	37.76	55.13	16.82	32.84	17.12	10.07	18.72
*2015 has been restated to conform to current period presentation.

Natural Gas ($/MCF)
Consolidated operations
Alaska	5.22	6.03	5.47	5.01	5.42	4.29	4.50	4.26	4.25	4.33
Lower 48	5.08	4.43	3.96	3.73	4.29	2.60	2.38	2.65	2.09	2.43
Canada	5.81	4.13	3.50	3.12	4.13	2.21	1.88	1.94	1.58	1.91
Norway	11.16	9.19	7.81	8.66	9.35	7.67	6.84	6.79	5.18	6.59
United Kingdom	10.83	8.92	7.88	9.42	9.27	8.65	7.40	7.28	6.37	7.41
Libya	6.65	-	-	0.09	3.40	-	-	-	-	-
Europe and North Africa	10.92	8.99	7.86	9.17	9.28	8.33	7.23	7.11	5.99	7.14
Australia/Timor-Leste*	1.09	1.11	1.08	1.09	1.09	1.05	0.85	0.63	0.70	0.81
China	1.66	2.49	2.52	2.54	2.33	2.49	2.51	2.50	2.45	2.50
Indonesia	10.24	10.21	10.18	8.16	9.69	6.50	7.55	6.26	5.40	6.42
Malaysia	0.26	0.26	0.26	0.26	0.26	1.21	1.49	1.71	1.11	1.39
AP/ME	10.32	10.32	9.39	9.17	9.80	7.23	6.48	5.97	5.30	6.23
Total consolidated operations	7.15	6.29	5.46	5.51	6.10	4.28	3.80	3.78	3.32	3.80
Equity affiliates	10.43	10.46	9.11	9.24	9.79	7.48	4.42	4.37	3.57	4.83
Total continuing operations	7.55	6.82	5.96	5.98	6.57	4.72	3.90	3.87	3.36	3.96
Discontinued operations (Nigeria)	2.69	2.46	2.26	-	2.53	-	-	-	-	-
Total	7.37	6.66	5.91	5.98	6.48	4.72	3.90	3.87	3.36	3.96
*Excludes transfers to Darwin LNG plant.

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	(235)	(251)	(130)	(258)	(874)	(249)	(132)	(338)	(90)	(809)

Detail of Earnings (Loss) ($ Millions)
Net interest expense*	(163)	(158)	(36)	(145)	(502)	(155)	(161)	(176)	(26)	(518)
Corporate G&A expenses	(31)	(51)	(51)	(61)	(194)	(21)	(71)	(71)	(83)	(246)
Technology**	(28)	(20)	(26)	(19)	(93)	(16)	88	3	47	122
Other	(13)	(22)	(17)	(33)	(85)	(57)	12	(94)	(28)	(167)
Total	(235)	(251)	(130)	(258)	(874)	(249)	(132)	(338)	(90)	(809)
*3Q 2014 and 4Q 2015 includes a $61 and $209 million tax benefit on interest expense, respectively, from prior years, as shown on page 3. 3Q 2014 also includes a $32 million tax benefit related to 2014.

**Includes investment in new technologies or businesses outside of our normal scope of operations and is net of licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(291)	(276)	(280)	(289)	(1,136)	(296)	(307)	(305)	(306)	(1,214)
Capitalized interest	120	121	131	116	488	94	97	65	38	294
Interest revenue	9	10	10	11	40	12	13	6	5	36
Total	(162)	(145)	(139)	(162)	(608)	(190)	(197)	(234)	(263)	(884)

Debt
Total debt ($ Millions)	21,206	21,234	21,187	22,565	22,565	22,511	24,925	24,891	24,880	24,880
Debt-to-capital ratio (%)	28%	28%	28%	30%	30%	31%	34%	36%	38%	38%

Equity ($ Millions)	53,621	55,686	55,661	52,273	52,273	49,008	48,969	44,555	40,082	40,082

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
IFRS	International Financial Reporting Standards
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGL	Natural Gas Liquids
WCS	Western Canada Select
WTI	West Texas Intermediate

Units of Measure
BBL	Barrels
MMBBL	Millions of Barrels
MBD	Thousands of Barrels per Day
MBOED	Thousands of Barrels of Oil Equivalent per Day
MCF	Thousands of Cubic Feet
MMBTU	Millions of British Thermal Units
MMCFD	Millions of Cubic Feet per Day